                            SCHEDULE 14A INFORMATION
                    PROXY STATEMENT PURSUANT TO SECTION 14(a)
                     OF THE SECURITIES EXCHANGE ACT OF 1934
                                (AMENDMENT NO. )

Filed by the Registrant                    [X]
Filed by a Party other than the Registrant [ ]
Check the appropriate box:

[X]    Preliminary Proxy Statement
[ ]    Confidential, for Use of the Commission Only (as permitted by
       Rule 14a-6(e)(2)
[ ]    Definitive Proxy Statement
[ ]    Definitive Additional Materials
[ ]    Soliciting Material Pursuant to ss.240.14a-12

                             HSBC Mutual Funds Trust
                             -----------------------
                (Name of Registrant as Specified in its Charter)

    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]      No fee required.

[ ]      Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11

         1)    Title of each class of securities to which transaction applies:

               -------------------------------------------------------------

         2)    Aggregate number of securities to which transaction applies:

               -------------------------------------------------------------

         3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

               -------------------------------------------------------------

         4)    Proposed maximum aggregate value of transaction:

               -------------------------------------------------------------

         5)    Total fee paid:

               -------------------------------------------------------------

[ ]      Fee paid previously with preliminary materials.
[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

         1)       Amount Previously Paid:___

         2)       Form, Schedule or Registration Statement No.:________

         3)       Filing Party:_____

         4)       Date Filed:__________

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                             HSBC MUTUAL FUNDS TRUST

                                Fixed Income Fund
                             Growth and Income Fund
                            International Equity Fund
                           New York Tax-Free Bond Fund

                                3435 Stelzer Road
                              Columbus, Ohio 43219
                                 (800) 634-2536
                                August ____, 2001

Dear Shareholder:

         The Board of Trustees of HSBC Mutual Funds Trust (the "Trust") has called a special meeting of shareholders of the Fixed Income Fund, Growth and Income Fund, International Equity Fund and New York Tax-Free Bond Fund (collectively, the "HSBC Funds"), each a series of the Trust, scheduled to be
held at 10:00 a.m., local time, on                2001 at the offices of the
Trust at 3435 Stelzer Road Columbus, Ohio 43219.

         After the merger of HSBC Bank and Republic National Bank of New York, the HSBC Funds Board of Trustees and HSBC Asset Management (Americas), Inc. ("HSBC Asset Management"), the HSBC Funds' current adviser, discussed a possible combination of the HSBC Funds with the Republic Funds. After being unable to reach an agreement to do so, HSBC Asset Management suggested resigning from its position as investment adviser to the HSBC Funds. After discussion with the Board of Trustees, the Board of Trustees and HSBC Asset Management agreed that HSBC Asset Management would resign as investment adviser to the HSBC Funds, and the Board of Trustees accepted the resignation, which is effective on September 28, 2001.

         The Board of Trustees considered ten candidates for replacement investment advisory services, and in light of all the facts and circumstances, including the pending resignation of HSBC Asset Management, the Board of Trustees unanimously agreed that Rodney Square Management Corporation ("RSMC") presented the best opportunity to enhance shareholder value for the HSBC Fund shareholders. The Board of Trustees believes that RSMC will offer HSBC Fund shareholders an excellent investment related services.


         To facilitate the transition of investment advisory services from HSBC Asset Management to RSMC, it is necessary for shareholders to approve a new investment advisory agreement with RSMC. The sub-adviser who manages International Equity Fund will not change; however, a new sub-advisory agreement between RSMC and Delaware International Advisers, Ltd. will need to be approved by shareholders of International Equity Fund.

         If shareholders of each HSBC Fund approve RSMC as its new investment adviser, RSMC proposes to manage each HSBC Fund in a master/feeder structure. In order to effect this change, shareholders of the HSBC Funds will also need to approve a change to a fundamental investment policy of each HSBC Fund. This change will allow an HSBC Fund to seek its investment objective by investing all of its assets in another investment company (i.e. mutual fund) and will not have any impact on the existing investment policies of the HSBC Fund.

         Upon shareholder approval, RSMC will assume the role of investment adviser and manage your HSBC Fund directly for an interim period until the change in your HSBC Fund's investment strategy is implemented. Once the new investment strategy is implemented, each HSBC Fund will operate in a master/feeder structure in which its assets will be invested in a corresponding master fund that has the same investment objectives, policies and limitations as the HSBC Fund. The master funds for the HSBC Funds are series (each, a "Master Series") of WT Investment Trust I (the "Master Trust").

         In connection with the appointment of RSMC, you are also being asked to consider the election of two persons as Trustees of the Trust upon RSMC's assumption of the role of investment adviser.

         If these matters are approved by shareholders, the Trust's name will change to "Wilmington Mutual Funds Trust." The Board of Trustees has also approved for the Trust the use of other service providers that are currently used by the Master Trust and the Wilmington Family of Funds. Therefore, a new distributor, transfer agent, administrator and custodian will service your account.

         In considering whether to approve the matters presented in this proxy, you should note that:

         - the change of investment adviser will cause no change in your investment objectives, policies and limitations;

         - [the strong performance record for RSMC for separately managed accounts and other mutual funds];

         - the investment objectives, polices and risks of the Master Series are the same as those of the corresponding HSBC Fund;

         - [the maximum total net operating expenses after RSMC's contractual fee waivers and reimbursements of each HSBC Fund will be no greater than the current HSBC Funds' maximum total net operating expenses after current waivers and reimbursement arrangements;]

         - the range of services and investment opportunities for shareholders will increase as the HSBC Funds will now be affiliated with RSMC and the Wilmington Family of Funds; and

         - the current Trustees of the Trust will continue to serve you after RSMC becomes investment adviser and will represent a majority of the Board of Trustees.

         The Trustees believe that the proposed changes are in the best interests of shareholders and recommend that shareholders vote FOR them. Therefore, we urge you to read

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the enclosed materials and vote promptly. Should you have any questions, please feel free to call (800) ____-_______.

         Your vote is important regardless of the number of shares you own. The matters we are submitting for your consideration are significant to the HSBC Funds, and to you as a shareholder. If we do not receive sufficient votes to act on these proposals, we may have to send additional mailings or canvass shareholders by telephone. Therefore, please take the time to read the Proxy Statement, to cast your vote on the enclosed proxy card, and to return the executed proxy card.

         IT IS IMPORTANT THAT YOUR VOTE IS RECEIVED NO LATER THAN          2001.

                                       Sincerely,


                                       Walter B. Grimm
                                       President

                             HSBC MUTUAL FUNDS TRUST

                                3435 Stelzer Road
                              Columbus, Ohio 43219
                                 (800) 634-2536
                                August ____, 2001

                    NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
                         TO BE HELD ON              2001

         Notice is hereby given that a special meeting of shareholders ("Meeting") of Fixed Income Fund, Growth and Income Fund, International Equity Fund, New York Tax-Free Bond Fund (collectively, the "HSBC Funds") of HSBC Mutual Funds Trust (the "Trust") will be held at 3435 Stelzer Road,
Columbus, Ohio 43219,            2001, at 10:00 A.M., local time, for the
following purposes:

1) To approve a new Investment Advisory Agreements with Rodney Square Management Corporation ("RSMC") -SHAREHOLDERS OF EACH HSBC FUND;

2) To approve a new Sub-Advisory Agreement between RSMC and Delaware Investment Advisers, Ltd. - SHAREHOLDERS OF INTERNATIONAL EQUITY FUND;

3)       To approve changes to a fundamental investment policy of each HSBC Fund
         - SHAREHOLDERS OF EACH HSBC FUND;

4) To elect two persons to the Board of Trustees of the Trust - SHAREHOLDERS OF EACH HSBC FUND; and

5) To transact such other business as may properly come before the Meeting or any adjournment(s) thereof.

         The Board of Trustees has fixed the close of business on August 3, 2001, as the record date of for the determination of shareholders entitled to notice of, and to vote, at the Meeting or any adjournment(s) thereof.

         A complete list of shareholders of the HSBC Funds entitled to vote at the Meeting will be available and open to the examination of any shareholder of the HSBC Funds during ordinary business hours after August 3, 2001, at the offices of the Trust, 3435 Stelzer Road, Columbus, Ohio 43219.

         You are cordially invited to attend the Meeting. Shareholders who do not expect to attend the Meeting in person are requested to complete, date and sign the enclosed form of proxy and return it promptly to the Trust. The enclosed proxy is being solicited on behalf of the Board of Trustees of the Trust.

                                    IMPORTANT

         Please mark, sign date and return the enclosed proxy in the accompanying envelop as soon as possible in order to ensure a full representation at the Meeting.

         The Meeting will have to be adjourned without conducting any business if less than one-third of the eligible shares is represented, and the Trust will have to continue to solicit votes until a quorum is obtained. The Meeting may also be adjourned, if necessary, to continue to solicit votes if less than the required shareholder vote has been obtained to approve the matters presented in this proxy.

         Your vote, then, could be critical in allowing the Trust to hold the Meeting as scheduled. By marking, signing, and promptly returning the enclosed proxy, you may eliminate the need for additional solicitation. Your cooperation is appreciated.

                                       By Order of the Board of Trustees


                                       Alaina V. Metz
                                       Assistant Secretary

Columbus, Ohio

Dated:  August ___, 2001

                             HSBC MUTUAL FUNDS TRUST
                                3435 Stelzer Road
                              Columbus, Ohio 43219

                                 PROXY STATEMENT
                      FOR SPECIAL MEETINGS OF SHAREHOLDERS
                         TO BE HELD ON               2001

                                  INTRODUCTION

         THE ENCLOSED PROXY IS BEING SOLICITED BY THE BOARD OF TRUSTEES (THE "BOARD") OF HSBC MUTUAL FUNDS TRUST (THE "TRUST"), ON BEHALF OF FIXED INCOME FUND, GROWTH AND INCOME FUND, INTERNATIONAL EQUITY FUND, AND NEW YORK TAX-FREE BOND FUND (COLLECTIVELY, THE "HSBC FUNDS"), THE FOUR SERIES OF THE TRUST, FOR USE IN CONNECTION WITH THE SPECIAL MEETING OF SHAREHOLDERS OF THE TRUST (THE "MEETING") TO BE HELD AT 3435 STELZER ROAD, COLUMBUS, OHIO 43219,
ON               2001, AT 10:00 A.M., LOCAL TIME, AND AT ANY ADJOURNMENT(S)
THEREOF FOR THE PURPOSES SET FORTH IN THE FOREGOING NOTICE. The Trust's Annual Report, including financial statements of the Trust for the fiscal year ended December 31, 2000, is available without charge upon request.

         The primary purpose of the Meeting is to allow shareholders to consider several proposals which are necessary in order to implement Rodney Square Management Corporation ("RSMC") as the investment adviser of the HSBC Funds. As more fully described below, the Board of Trustees of the Trust believe that appointing RSMC as investment adviser will benefit the HSBC Funds and their shareholders. Specifically, shareholders are being asked to consider a new Investment Advisory Agreement for the Trust and the HSBC Funds and a new Sub-Advisory Agreement for the Trust and International Equity Fund.

         Shareholders of the following HSBC Funds are asked to vote on the following proposals to be presented at the Meeting:


PROPOSALS                                                         HSBC FUND
Proposal 1:  Approval of new investment advisory agreements       All HSBC Funds
with RSMC

Proposal 2: Approval of a new sub-advisory                        International Equity Fund
agreement between RSMC and Delaware Investment
Advisers, Ltd.

Proposal 3:  Approval of changes to a fundamental                 All HSBC Funds
investment policy of each HSBC Fund

Proposal 4:  Election of individuals as Trustees of               All HSBC Funds
the Trust upon RSMC becoming investment adviser

                                     VOTING

GENERAL VOTING INFORMATION

         The Board of Trustees has fixed the close of business on August 3, 2001 as the record date (the "Record Date") for determination of the shareholders entitled to notice of and to vote at the Meeting or any adjournment(s) thereof. As of the Record Date, the number of shares of the HSBC Funds issued, outstanding and entitled to vote, are as indicated in the following table:


         HSBC FUND                                     NUMBER OF SHARES ISSUED AND OUTSTANDING
         ---------                                     ---------------------------------------
         Fixed Income Fund                               419,519.577

         Growth and Income Fund                          922,966.059

         International Equity Fund                       179,491.761

         New York Tax-Free Bond Fund                   2,033,801.864

Annex F lists each person that, as of the Record Date, owned 5% or more of the outstanding shares of each class of each HSBC Fund. The Trust has no knowledge regarding beneficial ownership.

         As of the Record Date, the Trustees and executive officers of the Trust did not own 1% or more of the outstanding shares of any HSBC Fund.

         The holders of one-third of the outstanding shares present in person or represented by proxy shall constitute a quorum. In the absence of a quorum, a majority of outstanding shares entitled to vote present in person or by proxy may adjourn the Meeting from time to time until a quorum is present.

         If a shareholder abstains from voting as to any matter, or if a broker returns a "non-vote" proxy, indicating a lack of authority to vote on a matter, the shares represented by the abstention or non-vote will be deemed present at the Meeting for purposes of determining a quorum. However, abstentions and broker non-votes will not be deemed represented at the Meeting for purposes of calculating the vote on any matter. As a result, an abstention or broker non-vote will have the same effect as a vote against the relevant Proposal. The HSBC Funds expect that, before the Meeting, broker-dealer firms holding shares of an HSBC Fund in "street name" for their customers will request voting instructions from their customers and beneficial owners. If these instructions are not received by the date specified in the broker-dealer firms' proxy solicitation materials, the Trust understands that broker-dealers that are members of a stock exchange or other self-regulatory organizations may vote on the items to be considered at the Meeting on behalf of their customers and beneficial owners under the applicable rules of such organizations.

SOLICITATION OF PROXIES

         Solicitation of proxies is being made primarily by the mailing of this Notice and Proxy Statement. Shareholders of an HSBC Fund whose shares are held by nominees, such as brokers, can vote their proxies by contacting their respective nominees.

         In addition to the solicitation of proxies by use of the mail, proxies may be solicited by officers of the Trust and officers and employees of RSMC, personally or by telephone or telegraph, without special compensation. In addition, Shareholder Communications Corporation ("SCC") will be retained to assist in the solicitation of proxies as needed.
[As the meeting date approaches, certain shareholders whose votes the Trust has not yet received may receive telephone calls from SCC representatives requesting that they authorize SCC, by telephonic or electronically transmitted instructions, to execute proxy cards on their behalf.]

         A shareholder may revoke the accompanying proxy at any time prior to its use by filing with the Trust, a written revocation or duly executed proxy bearing a later date. In addition, any shareholder who attends the Meeting in person may vote by ballot at the Meeting, thereby canceling any proxy previously given. The persons named in the accompanying proxy card will vote as directed by the proxy card, but in the absence of voting directions in any proxy card that is signed and returned, they intend to vote "FOR" the proposals set forth in this proxy and may vote in their discretion with respect to other matters not now known to the Board of Trustees that may be presented at the Meeting.

         All costs of printing and mailing proxy materials, and the costs and expenses of holding the Meeting and soliciting proxies, including any amount paid to SCC, will be paid by RSMC, and not by the Trust or its shareholders.

VOTE REQUIRED FOR EACH PROPOSAL

         Shareholders of the HSBC Funds will vote together with respect to the election of Trustees (Proposal 4) and will vote separately on approval of their respective investment advisory contracts and change of investment strategy (Proposals 1, 2 and 3). Each share is entitled to one vote. Each proposal shall be treated separately, and if any proposal is not approved by shareholders, this would not affect any of the other proposals. If a proposal is not approved, the Board of Trustees will consider such other action as is appropriate based upon the best interests of the shareholders.

         Shares have no preemptive or subscription rights. Shares do not have cumulative voting rights. Therefore, a plurality of all votes cast at a meeting at which a quorum is present shall be sufficient for the election of a Trustee under Proposal 3. Approval of Proposals 1 and 3 with respect to each HSBC Fund and approval of Proposal 2, with respect to International Equity Fund, requires the affirmative vote of a majority of the outstanding shares of such HSBC Fund. Under the Investment Company Act of 1940 (the "1940 Act"), the vote of holders of a "majority" means the vote of the holders of the lesser of (a) sixty-seven percent (67%) or more of the shares of an HSBC Fund present at the meeting or represented by proxy if the holders of fifty percent (50%) or more of such shares are so present or represented by proxy; or (b) more than fifty (50%) of such outstanding shares.

         The Board may seek one or more adjournments of the Meeting to solicit additional shareholders, if necessary, to obtain a quorum for the Meeting, or to obtain the required shareholder vote for each of the proposals described in this proxy. An adjournment would require the affirmative vote of the holders of a majority of the shares present at the Meeting (or an adjournment thereof) in person or by proxy and entitled to vote. If adjournment is proposed in order to obtain the required shareholder vote on a particular proposal, the persons named as proxies will vote in favor of adjournment those shares which they are entitled to vote in favor of such proposal and will vote against adjournment those shares which they are required to vote against such proposal. A shareholder vote may be taken on one or more of the proposals discussed herein prior to any such adjournment if sufficient votes have been received and it is otherwise appropriate.

                   INFORMATION ABOUT THE PROPOSED TRANSACTION

THE PROPOSED CHANGE OF INVESTMENT ADVISOR AND CONSOLIDATION OF SERVICE
PROVIDERS

         The Board of Trustees believes that the Trust, the HSBC Funds and their shareholders would all benefit from the appointment of a new investment adviser and the implementation of a master/feeder structure of operation for the HSBC Funds. By appointing RSMC as the HSBC Funds' investment adviser, the Trust and the HSBC Funds will become affiliated with RSMC and the Wilmington Family of Funds. The Wilmington Family of Funds offers a variety of mutual funds that shareholders of the HSBC Funds will have access to upon the change of investment adviser. Furthermore, shareholders of the HSBC Funds will have access to the service provider arrangements that are currently in place for the Wilmington Family of Funds.

         The change in investment adviser would involve the following changes:

         - RSMC would replace HSBC Asset Management (Americas), Inc. as investment adviser to each HSBC Fund;

         - Each HSBC Fund would seek to achieve its investment objective by investing all of its assets in a Master Series pursuant to a master/feeder structure of operation;

         - With respect to International Equity Fund, there would be no change in the sub-adviser (Delaware International Advisers, Ltd.) or its staff that is currently managing this portfolio;

         - The current Trustees of the Trust would continue to serve the Trust; if the nominees for Trustees are elected, two additional individuals would also serve the Trust;

         -   The Trust's name would be changed to Wilmington Mutual Funds
             Trust;

         - The current Wilmington Family of Funds' service providers would replace those currently used by the Trust. PFPC Distributors, Inc. would provide distribution services and its affiliate, PFPC Inc. would provide transfer agent, accounting and administrative services.

         - Wilmington Trust Company and Bank of New York would serve as custodian.

         Management believes that a consolidation of service providers would give the Trust access to greater shareholder servicing capabilities and to the full range of investment options and efficiencies offered by RSMC and its affiliates.

AVAILABILITY OF CLASSES AFTER THE CHANGE OF INVESTMENT ADVISER

         Following shareholder approval of RSMC as the HSBC Funds' new investment adviser, Class B and Class C shares of the Funds will no longer be offered to the public. Unless otherwise redeemed, existing shareholders of Class B and Class C shares shall remain shareholders of such classes and shall retain the rights, preferences and privileges currently enjoyed by such shareholders. However, since Class B and Class C shares will no longer be offered following shareholder approval of RSMC, shareholders of Class B and Class C shares will no longer be able to exchange their Class B and Class C shares for other Class B and Class C shares, respectively, of other funds within the HSBC Funds Complex.

INFORMATION ABOUT THE MASTER FEEDER STRUCTURE

         Following shareholder approval of RSMC as the HSBC Funds' new investment adviser, each HSBC Fund will implement a new investment strategy. While the investment objectives, limitations and risks of the HSBC Funds will remain the same, each HSBC fund will operate in a master/feeder structure where each HSBC Fund would seek its investment objective by investing all of its assets in a "master fund." RSMC manages the portfolios of WT Investment Trust
I (each, a "Master Series") that will be the "master funds" for the HSBC
Funds. The Master Series for each HSBC Fund would be as follows:


HSBC FUND                                      MASTER SERIES
---------                                      -------------
Fixed Income Fund                              Fixed Income Series

Growth and Income Fund                         Growth and Income Series

International Equity Fund                      International Equity Series

New York Tax-Free Bond Fund                    New York Tax-Free Bond Series

         The master/feeder structure enables various institutional investors to pool their assets, which may result in economies by spreading certain fixed costs over a larger asset base. Each shareholder of a master fund, including the HSBC Funds, will pay its proportionate share of the master fund's expenses.

         The Board of Trustees has proposed the adoption of this master/feeder structure to take advantage of the flexibility it offers mutual fund operations. For example, the master/feeder structure provides greater potential for administrative and operational efficiencies.

Following shareholder approval of RSMC as the new investment adviser for each HSBC Fund, the Trust will enter into service agreements with a new distributor, transfer agent and administrator to facilitate these operational efficiencies.

         Although the master/feeder structure is designed to reduce costs, it may not do so, and a HSBC Fund might encounter operational or other complications. For example, large-scale redemptions by other feeders of their shares of a master fund could have adverse effects on the HSBC Fund such as requiring the liquidation of a substantial portion of the master fund's holdings at a time when it could be disadvantageous to do so. Also, other feeders of a master fund may have a greater ownership interest in the master fund than the HSBC Fund's interest and, therefore, could have effective voting control over the operation of the master fund. On the other hand, while these risks are always a possibility, to date, no Master Series has experienced any of these difficulties.

         While there are benefits related to the master/feeder structure, a fund may decide not to continue its participation in such a structure. For example, for reasons relating to costs or a change in investment objective, among others, an HSBC Fund could switch to another master fund or decide to manage its assets itself. Following the approval of RSMC as the investment adviser of the HSBC Funds, each HSBC Fund will be the only "feeder" of its corresponding Master Series.

EVALUATION BY THE BOARD OF TRUSTEES

         After the merger of HSBC Bank and Republic National Bank of New York, the HSBC Funds Board of Trustees and HSBC Asset Management (Americas), Inc., 452 Fifth Avenue, New York, New York, 10018 ("HSBC Asset Management") discussed a possible combination of the HSBC Funds with the Republic Funds. Unable to reach any agreement, HSBC Asset Management suggested resigning from its position as investment adviser to the HSBC Funds. After discussion with the Board of Trustees, the Board and HSBC Asset Management agreed that HSBC Asset Management would resign as investment adviser to the HSBC Funds, and the Board of Trustees accepted the resignation, which is effective on September 28, 2001. In light of the decision to resign, the Board and HSBC Asset Management believe that the interests of each HSBC Fund would be served if shareholders were to select a new investment adviser.

         The Board of Trustees unanimously approved a proposal for shareholder consideration that, if approved by HSBC Fund shareholders, would replace HSBC Asset Management with RSMC as investment adviser.

         Following the tender of HSBC Asset Management's resignation, the Board considered numerous alternatives, including liquidation of the HSBC Funds. After carefully considering the status of the HSBC Funds and all alternatives, at a meeting held on June 22, 2001, the Board considered and approved the reorganization of investment advisory services and the implementation of a master/feeder structure. The Board of Trustees considered ten candidates for replacement investment advisory services, and in light of all the facts and circumstances, including the pending resignation of HSBC Asset Management, the Board of Trustees unanimously agreed that RSMC presented the best opportunity to enhance shareholder value for the HSBC Fund shareholders. The Board of Trustees believes that Rodney Square

Management Corporation will offer HSBC Fund shareholders an excellent investment opportunity.

         For the reasons discussed below, the Trustees, including all of the Trustees who are not "interested persons" (as defined in the 1940 Act and hereinafter referred to as the "Independent Trustees") of the HSBC Funds, determined that the proposal to replace HSBC Asset Management with RSMC as investment adviser to the HSBC Funds under the proposed master/feeder structure is in the best interests of the HSBC Funds and its shareholders.

         The appointment of RSMC would allow the HSBC Funds' shareholders to continue to participate in a portfolio that is professionally managed in accordance with each HSBC Fund's current investment objective.

         The Board of Trustees of the HSBC Funds, in recommending the appointment of RSMC as investment adviser, considered a number of factors, including the following:

    (1) expense ratios and information regarding fees and expenses of the HSBC Funds before and after RSMC's proposed appointment as investment adviser;

    (2)  the advisory rates payable to RSMC;

    [(3) the performance record of RSMC for similarly managed separate accounts and other mutual funds;]

    (4) estimates that show that the master/feeder structure IS EXPECTED to result in lower expense ratios in the absence of subsidies from management;

    (5) the skills and capabilities of RSMC personnel that would be responsible for the management of the HSBC Funds and the Master Series;

    (6) the investment resources of RSMC and the strategic use of the master/feeder structure;

    (7) the quality and caliber of services that have been enjoyed by shareholders of the Wilmington Family of Funds; and

    (8)  alternatives to appointing RSMC as investment adviser.

         Based upon the Trustees' review and their evaluation of all materials presented to them, and in consideration of all factors deemed relevant by them, and after consultation with independent counsel to the Independent Trustees, the Board determined that each of the proposed advisory agreements (i.e. the new investment advisory agreement with RSMC and the new sub-advisory agreement between RSMC and Delaware International Advisers, Ltd.) is fair and reasonable and in the best interests of the Trust, HSBC Funds and their shareholders. Accordingly, the Board, including all of the Independent Trustees, approved each of the proposed agreements and recommended that shareholders of the Trust vote to approve the new investment advisory agreement and that shareholders of International Equity Fund vote to approve the new sub-advisory agreement. The Trustees also recommended shareholder approval of the proposed nominees as Trustees.

                                   PROPOSAL 1

          Approval of the Proposed Advisory Agreements with Rodney Square
                              Management Corporation

         The current investment advisory agreement between the Trust and HSBC Asset Management (the "HSBC Agreement"), the proposed interim investment advisory agreement between the Trust and RSMC (the "Interim Agreement") and the proposed investment advisory agreement between the Master Trust and RSMC (the "RSMC Agreement"), have substantially the same terms, except for the name of the investment adviser, the date and the advisory fees payable by certain HSBC Funds. The HSBC Agreement was last approved by the Trustees at a meeting held May 1, 2001 and will terminate effective September 28, 2001. The RSMC Agreement and the Interim Agreement were each approved, subject to shareholder approval, by a majority of the Trustees, including a majority of the Independent Trustees, at a meeting held June 22, 2001.

    (a)  INFORMATION ABOUT RODNEY SQUARE MANAGEMENT CORPORATION

         RSMC manages one of the first and largest affiliated mutual fund groups in the country. An industry pioneer in bank-sponsored mutual funds, RSMC is a wholly-owned subsidiary of Wilmington Trust Corporation, a publicly held bank holding company. Wilmington Trust Corporation is also the parent company of Wilmington Trust Company ("WTC"), Delaware's leading bank and sponsor of the Wilmington Family of Funds.

         RSMC provides comprehensive services to the separate accounts and mutual funds that it manages. Many of its staff are active with industry trade groups, giving particular attention to following and participating in key legislative and regulatory initiatives. As of June 30, 2001, RSMC had $5.5 billion of assets under management.

         Certain portfolio personnel employed by RSMC are also employed by its affiliate WTC, and in such capacity provide investment management services to separate accounts and fiduciary accounts.

         Certain directors/trustees and officers of RSMC and its affiliates are also nominees as Trustees of the Trust. Their names, principal occupations and affiliations are shown in the table under Proposal 4.

         [RELATIVE PERFORMANCE DATA TO BE INCLUDED.]

         Information regarding the portfolios of the Wilmington Family of Funds managed by RSMC, including their total net assets and the fees received by RSMC, is set forth in Annex D. The address of RSMC is 1100 North Market Street, Wilmington, DE 19890.

         Information on the directors and executive officers of RSMC is contained in Annex G.

    (b)  RECENT TRANSACTIONS INVOLVING SECURITIES OF RSMC
         [TO BE ADDED BY AMENDMENT.]

    (c)  THE AGREEMENTS

         Except as noted below, the operative terms of the HSBC Agreement are substantially similar to those of the Interim Agreement and RSMC Agreement. The form of the proposed Interim Agreement and RSMC Agreement are attached as Annex A and Annex B, respectively. The HSBC Agreement, the Interim Agreement and the RSMC Agreement are referred to collectively, as the "Agreements," and HSBC Asset Management and RSMC are referred to collectively, as the "Adviser." Since RSMC would provide services indirectly to the HSBC Funds by such fund's investments in a corresponding Master Series, the services provided to the Master Series referred to below are in essence services that RSMC is providing to the HSBC Funds. Therefore, reference to the "Funds" is a reference to both the HSBC Funds and the Master Series.

         Upon shareholder approval and until the implementation of the master/feeder structure, RSMC will replace HSBC Asset Management as investment adviser and will provide investment advisory services directly to the HSBC Funds. Once the HSBC Funds' assets and shareholder account information are transferred to the new service providers, the mater/feeder investment strategy will be implemented for the HSBC Funds. At such time, all of the assets of each HSBC Fund will be invested in a corresponding Master Series and the RSMC Agreement will continue to govern the investment advisory relationship between RSMC and the HSBC Funds.

         The terms of each of the Agreements are as follows.

         SERVICES AND EXPENSES. Pursuant to the Agreements, the Adviser shall maintain a continuous investment program for the Trust and each of the HSBC Funds that is consistent with the investment objectives and policies of each Fund, as reflected in its prospectuses and statement of additional information, as in effect from time to time under the 1940 Act. In performance of its duties, the Adviser, among other things: (i) manages the investment and reinvestment of the assets of the Funds; (ii) determines what securities are to be purchased or sold for the Funds and executes transactions accordingly; (iii) furnishes the Funds with investment analysis and research, reviews current economic conditions and trends and considerations respecting long-range investment policies; (iv) makes recommendations as to the manner in which rights pertaining to securities held by the Funds; (v) furnishes requisite personnel necessary in connection with the operations of the Funds; (vi) furnishes office space, facilities, equipment and supplies; (vii) conducts periodic reviews of the Funds' compliance operations; (viii) prepares and reviews certain required documents, reports and filings (including filings to the Securities and Exchange Commission), except insofar as the assistance of independent accountants or attorneys is necessary or desirable; and (ix) prepares and maintains the books and records required under Rule 31a-1(b)(4), (5), (9) and
(10) under the 1940 Act. The Adviser, pursuant to the Agreements, pays all of the costs and expenses associated with the Funds' advisory operations and activities, except those expressly assumed under the Agreement by the Funds. Expenses paid by the Funds include, among others: (a) brokers' commissions, issue and transfer taxes and other costs in connection with securities transactions in which a Fund is a party; (b) any interest on indebtedness incurred by the Funds; (c) extraordinary expenses (such as unexpected franchise taxes and corporate fees); and (d) distribution expenses.

         ADVISER COMPENSATION. As compensation for its advisory services to the Funds, the Adviser receives a monthly fee. Under the HSBC Agreement and the Interim Agreement, the fee is based upon a percentage of each HSBC Fund's average net assets. Under the RSMC Agreement, the fees are payable at the Master Series and is based upon a percentage of each Master Series' average net assets. The fees payable under the Agreements are the same, except the fees payable by the Fixed Income Series is lower than that of the Fixed Income Fund. The fees payable to each Adviser under its respective advisory agreement is as follows:


-----------------------------------------------------------------------------------------------------------------------
FUND                            ADVISER                           ADVISORY FEE
-----------------------------------------------------------------------------------------------------------------------
Fixed Income Fund               HSBC Asset Management             0.55% of the Fund's up to $400 million;
                                RSMC, pursuant to the             0.505% of the Fund's assets in excess of $400
                                Interim Agreement                 million but less than $800 million;
                                                                  0.460% of the Fund's assets in excess of $800
                                                                  million but less than $1.2 billion;
                                                                  0.415% of the Fund's assets in excess of $1.2
                                                                  billion but less than $1.6 billion;
                                                                  0.370% of the Fund's assets in excess of $1.6
                                                                  billion but less than $2 billion; and
                                                                  0.315% of the Fund's assets in excess of $2
                                                                  billion
-----------------------------------------------------------------------------------------------------------------------
Fixed Income Series             RSMC                              0.35% of the Series' first $1 billion of assets;
                                                                  0.30 of the Series' next $1 billion of assets;
                                                                  and
                                                                  0.25 of the Series' assets in excess of $2 billion
-----------------------------------------------------------------------------------------------------------------------
Growth and Income Fund          HSBC Asset Management             0.55% of the Fund's up to $400 million; 0.505%
                                                                  of the Fund's assets in excess of $400 million
                                                                  but less than $800 million;
                                                                  0.460% of the Fund's assets in excess of $800
                                                                  million but less than $1.2 billion;
                                                                  0.415% of the Fund's assets in excess of $1.2
                                                                  billion but less than $1.6 billion;
                                                                  0.370% of the Fund's assets in excess of $1.6
                                                                  billion but less than $2 billion; and
                                                                  0.315% of the Fund's assets in excess of $2
                                                                  billion
-----------------------------------------------------------------------------------------------------------------------
Growth and Income Series        RSMC                              Same
-----------------------------------------------------------------------------------------------------------------------
International Equity Fund       HSBC Asset Management             0.90% of the Fund's assets
-----------------------------------------------------------------------------------------------------------------------
International Equity Series     RSMC                              Same
-----------------------------------------------------------------------------------------------------------------------
New York Tax-Free Bond Fund     HSBC Asset Management             0.450% of the Fund's assets up to $300 million;
                                                                  0.420% of the Fund's assets in excess of $300
                                                                  million but less than $600 million;
                                                                  0.385% of the Fund's assets in excess of $600
                                                                  million but less than $1billion;
                                                                  0.350% of the Fund's assets in excess of
                                                                  $1 billion but less than $1.5 billion;
                                                                  0.315% of the Fund's assets in excess of $1.5
                                                                  billion but less than $2 billion; and
                                                                  0.280% of the Fund's assets in excess of $2
                                                                  billion
-----------------------------------------------------------------------------------------------------------------------
New York Tax-Free Bond Series   RSMC                              Same
-----------------------------------------------------------------------------------------------------------------------

         For the fiscal year ended December 31, 2000, total advisory fees paid to HSBC Asset Management by the HSBC Funds were as follows: (i) $237,167, with respect to Fixed Income Fund, (ii) $628,630, with respect to Growth and Income Fund, (iii) $469,704, with respect to International Equity Fund and (iv) $122,051, with respect to New York Tax-Free Bond Fund.

         HSBC Asset Management has voluntarily agreed to limit its advisory fee and to reimburse certain fund expenses. This voluntary waiver respecting the advisory fee will expire on September 28, 2001 and may be reduced or discontinued at any time prior thereto.

         RSMC HAS AGREED TO [DISCUSSION ON CONTRACTUAL LIMITATION OF ITS ADVISORY FEE]. Additional information regarding this commitment is described in paragraph (d) below under the heading of "Services to be Provided by the Current Service Providers of the Wilmington Family of Funds."

         LIMITATION OF LIABILITY. According to the Agreements, in the absence of willful misfeasance, bad faith, gross negligence, or reckless disregard of its obligations or duties by the Adviser, the Adviser shall not be liable to a Fund or its shareholders for any act or omission in the course of, or in connection with, rendering services under the Agreement or for losses that may be sustained in the purchase, holding or sale of any security or the making of any investment. However, this limitation shall not protect the Adviser from liability in violation of certain provisions of the 1940 Act.

         BROKERAGE ALLOCATION. RSMC, in effecting the purchase and sale of portfolio securities for certain Master Series, currently seeks execution of trades at the most favorable and competitive rate of commission charged by any broker, dealer or member of an exchange. However, RSMC reserves the right to seek execution of trades at a higher rate of commission charges if reasonable in relation to brokerage and research services provided to the Master Series or RSMC by such member, broker, or dealer. Such services may include, but are not limited to, the following: information as to the availability of securities for purchase or sale and statistical or factual information or opinions pertaining to investments. RSMC may use research and services provided to it by brokers and dealers in servicing all its clients, however, not all such services will be used by RSMC in connection with the Master Series.

         TERM. The HSBC Agreement became effective on May 1, 1998 and provides that it may be continued from year to year as to each HSBC Fund by the Board of Trustees of the Trust or by a vote of holders of a majority of the then-outstanding voting securities of the HSBC Fund. The Interim Agreement, if approved, shall be effective on September 28, 2001 and shall remain in force until the master/feeder structure is implemented. At such time the RSMC Agreement shall be effective and shall remain in force for an initial two year term. Thereafter, the RSMC Agreement may be continued from year to year as to each Master Series as long as each such continuance is approved at least annually by the Board of Trustees of the Master Series, or by a vote of holders of a majority of the then-outstanding voting securities of the Master Series. As indirect shareholders of the Master Series by their investments in the HSBC Funds, shareholders of the HSBC Funds will have the right to approve the RSMC Agreement as described in the immediately preceding sentence.

         TERMINATION. The Agreements provide that it may be terminated without payment of any penalty either by vote of the Board of Trustees of the applicable Fund or by vote of the holders of a majority of the outstanding voting securities of the applicable Fund, on sixty days' written notice to the Adviser. The Agreement shall terminate automatically in the event of assignment.

         The Board and HSBC Asset Management have agreed that the HSBC Agreement will terminate on September 28, 2001. If approved by shareholders of the HSBC Funds, the RSMC Agreement will take effect thereafter and RSMC will assume the responsibility of investment adviser to the HSBC Funds by virtue of its management of the assets of the Master Series.

THE TRUSTEES, INCLUDING A MAJORITY OF THE INDEPENDENT TRUSTEES, RECOMMEND THAT ALL OF THE TRUST'S SHAREHOLDERS VOTE TO APPROVE EACH OF THE INTERIM AGREEMENT AND THE RSMC AGREEMENT.


                                   PROPOSAL 2
                Approval of Proposed Sub-Advisory Agreement with
                      Delaware International Advisers, Ltd.

         The proposed new sub-advisory agreement between RSMC and Delaware International Advisers, Ltd. ("Delaware International") ("RSMC Sub-Advisory Agreement") has terms substantially similar to those of the current sub-advisory agreement between HSBC Asset Management and Delaware International (the "HSBC Sub-Advisory Agreement"), except for the date and the fact that the RSMC Sub-Advisory Agreement will now be between Delaware International and RSMC. The form of the proposed Sub-Advisory Agreement is attached as Annex B. The HSBC Sub-Advisory Agreement and the proposed RSMC Sub-Advisory Agreement are referred to collectively, as the "Sub-Advisory Agreement".

    (a)  INFORMATION ABOUT DELAWARE INTERNATIONAL ADVISERS, LTD.

         Delaware International is an indirect wholly-owned subsidiary of Delaware Management Holdings, Inc., a Delaware corporation ("DMH"), with principal offices at One Commerce Square, 2005 Market Street, Philadelphia, PA 19103. DMH and its subsidiaries (collectively, "Delaware Investments") trace their origins to an investment counseling firm founded in 1929. Delaware International was formed in 1889 and provides investment advisory services primarily to institutional accounts and mutual funds in the global and international equity and fixed income markets. As of December 31, 2000, Delaware International managed approximately $14.3 billion in global and foreign stock and bond portfolios for separate account and investment company clients.

         DMH is an indirect, wholly-owned subsidiary of Lincoln National Corporation ("LNC"). LNC, a publicly held company with headquarters in Philadelphia, PA, is a financial services holding company. Its wealth accumulation and protection business provide annuities, life insurance, 401(k) plans, life-health reinsurance, institutional investment management and mutual funds.

    (b)  THE SUB-ADVISORY AGREEMENTS

         SERVICES. Pursuant to the Sub-Advisory Agreements, the Adviser has retained Delaware International to provide investment advisory services of the type described under Proposal 1 to HSBC International Fund and the International Equity Series (collectively, the "International Funds"). For example, Delaware International is obligated to provide the International Funds with portfolio management services including: (i) managing the investment and reinvestment of the assets of the International Funds; (ii) determining what securities are to be purchased or sold for the International Funds and executing transactions accordingly; (iii) furnishing the International Funds with investment analysis and research, reviews of current economic conditions and trends and considerations respecting long-range investment policies; and (iv) making recommendations as to the manner in which rights pertaining to the securities of the International Funds should be exercised. Delaware International, at its own expense, provides the personnel and equipment necessary to carry out its duties under the Sub-Advisory Agreement.

         COMPENSATION. As consideration for its investment advisory services, Delaware International is paid a monthly fee based on a percentage of the average daily net assets of the International Funds. Specifically, the fee is calculated at an annual rate of 0.55% of the net assets of the International Funds. Pursuant to the terms of the Sub-Advisory Agreement, the sub-advisory fee is paid by the Adviser, and not by the International Funds or their respective shareholders.

         TERM. The Sub-Advisory Agreement provides that it shall remain in force for an initial two-year term and may be continued from year to year thereafter as long as such continuance is approved at least annually by the applicable Board of Trustees or by a vote of the holders of a majority of the then-outstanding voting securities of the International Funds. Any such continuance must also be approved by a majority of the Independent Trustees at a meeting called for the purpose of voting on such continuance. As indirect shareholders of the International Equity Series by their investments in the International Equity Fund, shareholders of the International Equity Fund will have the right to approve the RSMC Sub-Advisory Agreement as described in this paragraph.

         TERMINATION. The Sub-Advisory Agreement may be terminated at any time without penalty by the Adviser, the Board, a vote of a majority of the then-outstanding voting securities of the International Equity Funds or by Delaware International. Termination by the Adviser or Delaware International requires sixty days' written notice to the other party and the Trust.

         The HSBC Sub-Advisory Agreement will terminate on September 28, 2001, the same date on which the HSBC Advisory Agreement terminates. Pending shareholder approval, the RSMC Sub-Advisory Agreement will take effect on the same date on which the RSMC Agreement is effective.

THE TRUSTEES, INCLUDING A MAJORITY OF THE INDEPENDENT TRUSTEES, RECOMMEND THAT SHAREHOLDERS OF INTERNATIONAL EQUITY FUND VOTE TO APPROVE THE NEW SUB-ADVISORY AGREEMENT BETWEEN RSMC AND DELAWARE INTERNATIONAL.

                                   PROPOSAL 3
                    Approval of Change of Investment Strategy

         The Board of Trustees believes that it is advisable for the HSBC Funds to adopt a new investment strategy for each of the HSBC Funds. Currently, the investment adviser to each HSBC Funds manages its assets by effecting trades of portfolio securities on behalf of an HSBC Fund directly. The Board proposes to implement a master/feeder structure of operation for each of the HSBC Funds to permit it to achieve its investment objective by investing all of its assets in a corresponding Master Series.

         Each Master Series has an identical investment objective as its corresponding HSBC Fund and, except for the implementation of the master/feeder structure, each HSBC Fund has the same principal investment strategies and investment risks as its corresponding Master Series. In connection with the implementation of the master/feeder structure, shareholders are being asked to approve a change in each HSBC Fund's fundamental limitation.

         Currently, it is fundamental policy that each HSBC Fund may invest up to 10% of its total assets in securities issued by other investment companies. It is proposed that this fundamental limitation would need to be modified as follows:

          "NOTWITHSTANDING ANY OTHER INVESTMENT POLICY OR LIMITATION, EACH FUND MAY INVEST ALL OF ITS ASSETS IN THE SECURITIES OF A SINGLE OPEN-END MANAGEMENT INVESTMENT COMPANY WITH SUBSTANTIALLY THE SAME FUNDAMENTAL INVESTMENT OBJECTIVES, POLICIES AND RESTRICTIONS AS THE FUND."

INFORMATION ABOUT THE MASTER/FEEDER STRUCTURE

         The master/feeder structure enables various institutional investors, including the HSBC Funds, to pool their assets, which may be expected to result in economies by spreading certain fixed costs over a larger asset base. Each shareholder of a Master Series, including the HSBC Funds, will pay its proportionate share of the Master Series' expenses.

         The Board of Trustees has proposed the adoption of this master/feeder structure to take advantage of the flexibility it offers mutual fund operations and greater potential of administrative and operational efficiencies.

RISKS OF MASTER/FEEDER STRUCTURE

         Although the master/feeder structure is designed to reduce costs, it may not do so, and the HSBC Funds might encounter operational or other complications. For example, large-scale redemptions by other feeders of their shares of a Master Series could have adverse effects on an HSBC Fund such as requiring the liquidation of a substantial portion of the Master Series' holdings at a time when it could be disadvantageous to do so. Also, other feeders of a Master Series may have a greater ownership interest in the Master Series than the HSBC Funds' interest and, therefore, could have effective voting control over the operation of the Master Series.

         While there are benefits related to the master/feeder structure, an HSBC Fund may decide not to continue its participation in such a structure. An HSBC Fund may cease to invest in its corresponding Master Series only if the Board of Trustees were to determine that such action is in the best interests of the HSBC Fund and its shareholders. In that event, the Board of Trustees would consider alternative arrangements, including investing all of such HSBC Fund's assets in another investment company with substantially similar investment objective, policies and restrictions as the HSBC Fund or hiring an investment adviser to manage the HSBC Fund's assets directly. Upon the implementation of the master/feeder structure, each HSBC Fund will be the only "feeder fund" in its corresponding Master Series.

                    IMPLEMENTATION OF MASTER/FEEDER STRUCTURE
                            AND NEW SERVICE PROVIDERS

IMPLEMENTATION OF MASTER/FEEDER STRUCTURE

         Upon shareholder approval of the Interim Agreement, RSMC Agreement and RSMC Sub-Advisory Agreement (the "New Adviser Arrangements"), all shareholder account information will remain with BISYS Fund Services, Inc., the current transfer agent of the Trust, until the assets and shareholder accounts of the HSBC Funds are moved to PFPC Inc., the Trust's new transfer agent, accounting agent and administrator (the "Transition Period"). During the Transition Period, RSMC will manage the assets of the HSBC Funds directly pursuant to the Interim Agreement and under the fee structure that is currently in place with HSBC Asset Management and the other service providers.

         Upon conversion of shareholder account information from BISYS Fund Services, Inc. to PFPC Inc., the HSBC Funds will implement the master/feeder structure of operation. At such time, (i) the RSMC Agreement will take effect, (ii) all of the assets of the HSBC Funds will be invested in a corresponding Master Series, (iii) the new service providers will provide services to the Trust and (iv) new fees and expenses will be in effect. Additional information regarding the new service providers and applicable fees and expenses tables are provided below.

         It is anticipated that the Transition Period will commence on or around September 28, 2001 and will continue for no longer than [60 days].

SERVICES TO BE PROVIDED BY THE CURRENT SERVICE PROVIDERS OF THE WILMINGTON FAMILY OF FUNDS

         Subject to shareholder approval of the New Adviser Arrangements, the Board of Trustees has also approved other service agreements between the Trust and the service providers listed below for the purpose of consolidating the Trust's service providers. This consolidation of service providers is expected to reduce fund operating expenses.

    (a)  DISTRIBUTOR

         BISYS Fund Services Limited Partnership d/b/a BISYS Fund Services whose address is 3435 Stelzer Road, Columbus, Ohio 43219-3035 ("BISYS") currently serves as the Trust's distributor. If the New Adviser Arrangements are approved, the Trustees have approved a Distribution Agreement between the Trust and PFPC Distributors, Inc. (the "Distributor"), pursuant to which the Distributor would serve as principal underwriter of the Trust. The Distributor is also the principal underwriter for other investment companies, including WT Mutual Fund. The Distributor's principal office is located at 3200 Horizon Drive, King of Prussia, PA 19406.

         BISYS receives payments for distribution-related activities from the HSBC Funds pursuant to the plans of distribution adopted by the Board of Trustees, pursuant to Rule 12b-1 under the 1940 Act. Currently, with BISYS as the distributor, the distribution fees payable for Class A shares of most HSBC Funds is .35%, except that the distribution fee for Class A shares of Growth and Income Fund is .50%. The distribution fee of Class B and Class C shares of the HSBC Funds is .75%. Additional information regarding the distribution fees is available in the current prospectus of the HSBC Funds under "Distribution Arrangement/Sales

Charges" and in the current statement of additional information of the HSBC Funds under "Distribution Plans and Expenses."

         It is anticipated that the distribution fees payable to the Distributor following the effectiveness of the New Adviser Arrangements will be no more than the current distribution fees in place with BISYS.

    (b)  SERVICE ORGANIZATION FEE

         Various banks, trust companies, broker-dealers and other financial organizations ("Service Organizations") may provide certain administrative services for its customers who invest in the HSBC Funds. Currently, the HSBC Funds may pay Service Organizations a fee at an annual rate of up to .35% for its Class A shares and up to .50% for its Class B and Class C shares. It is anticipated that the service organization fee will be reduced for Class A shares of the HSBC Funds to no more than .25% following the effectiveness of the New Advisery Arrangements. There will be no change in the service organization fee currently being paid by Class B shares of the HSBC Funds.

    (c)  OTHER SERVICES

         BISYS Fund Services Ohio, Inc., whose address is 3435 Stelzer Road, Columbus, Ohio 43219-3035, serves as the Trust's administrator. Their services will be replaced with those of PFPC Inc., 400 Bellevue Parkway, Wilmington, DE 19809, following Shareholder approval.

         The Board of Trustees has also approved the following other service agreements to take effect if shareholders approve the New Advisory
Arrangements: a transfer agent agreement with PFPC Inc.; an administration and accounting services agreement with PFPC Inc.; a custody agreement with Wilmington Trust Company; and a custody agreement with Bank of New York, with respect to International Equity Series only.

    (d)  EXPENSES

         The combined effect of the New Adviser Arrangements, the distribution plans, and the service provider agreements described in the paragraphs above is to place a cap or ceiling on the total expenses of each HSBC Fund, other than brokerage commissions, interest, taxes, litigation, trustees' fees and expenses, and extraordinary expenses. RSMC has agreed to a one-year contractual limitation of its advisory fee in order to maintain the current caps on the total annual operating expenses of the HSBC Funds.

         A table reflecting the fees and expenses of the HSBC Funds before and after the effectiveness of the New Adviser Arrangements and expense examples is as follows.

                         ANNUAL FUND OPERATING EXPENSES
                                   (UNAUDITED)

                  (expenses that are deducted from Fund assets, shown as a ratio of expenses to average daily net assets)(1)

                                  ADMINISTRA-                      SERVICE                TOTAL FUND
                     MANAGEMENT   TIVE SERVICE   DISTRIBUTION   ORGANIZATION    OTHER      OPERATING    FEE WAIVER   NET FUND
                      FEES (1)       FEES(2)      (12b-1) (3)      FEE (4)     EXPENSES    EXPENSES       (2,3,4)    EXPENSES
                     ----------   ------------   ------------   ------------   --------   ----------    ----------   --------
FIXED INCOME FUND

Class A - Current       .55%          .15%          .35%            .35%         .60%       2.00%          .65%        1.35%
Class A - After(5)      .35%         None           .20%            .25%        1.44%       2.24%          .89%        1.35%

Class B- Current        .55%          .15%          .75%            .50%         .60%       2.55%          .30%        2.25%
Class B - After(5)      .35%         None           .75%            .50%        1.66%       3.26%         1.01%        2.25%

Class C - Current       .55%          .15%          .75%            .50%         .60%       2.55%          .30%        2.55%
Class C - After(5)      .35%             %             %               %            %           %             %            %

GROWTH AND INCOME FUND

Class A - Current       .55%          .15%          .50%            .35%         .57%       2.12%          .80%        1.32%
Class A - After(5)      .55%         None           .20%            .25%         .38%       1.38%          .06%        1.32%

Class B - Current          %             %             %               %            %           %             %            %
Class B - After(5)      .55%         None           .75%            .50%         .36%       2.16%         None         2.16%

Class C - Current       .55%          .15%          .75%            .50%         .57%       2.52%          .30%        2.22%
Class C - After(5)         %             %             %               %            %           %             %            %

INTERNATIONAL EQUITY FUND

Class A - Current       .90%          .15%          .35%            .35%         .75%       2.50%          .75%        1.75%
Class A - After(5)      .90%         None           .20%            .25%        2.35%       3.70%         1.95%        1.75%

Class B - Current       .90%          .15%          .55%            .50%         .75%       3.05%          .30%        2.75%
Class B - After(5)      .90%             %             %               %            %           %             %            %

Class C - Current       .90%             %             %               %            %           %             %            %
Class C - After(5)      .90%             %             %               %            %           %             %            %

Institutional Class
     - Current          .90%          .15%         None            None          .75%       1.80%          .05%        1.75%
Institutional Class
     - After(5)         .90%         None          None            None         2.35%       3.25%         1.50%        1.75%

NEW YORK TAX-FREE BOND FUND

Class A - Current       .45%          .15%          .35%            .35%         .77%       2.07%          .55%        1.52%
Class A - After(5)      .45%         None           .20%            .25%         .64%       1.54%          .02%        1.52%

Class B - Current       .45%          .15%          .75%            .50%         .77%       2.62%          .30%        2.32%
Class B - After(5)      .45%         None           .75%            .50%         .49%       2.19%         None         2.19%

Class C - Current       .45%          .15%          .75%            .50%         .77%       2.62%          .30%        2.32%
Class C - After(5)         %             %             %               %            %           %             %            %

--------------------------

(1) HSBC Asset Management (Americas), Inc. has voluntarily agreed to limit its Management Fee to .25% for each class of shares of New York Tax-Free Bond Fund and .55% for each class of shares of International Equity Fund. This voluntary limitation will terminate on September 28, 2001 and may be reduced or discontinued at any time prior thereto.

(2) BISYS Fund Services Ohio, Inc. is contractually limiting its Administrative Services fee to .10% for each class of shares of each HSBC Fund until April 30, 2002. This arrangement will terminate upon the implementation of the New Adviser Arrangements.

(3) BISYS Fund Services is contractually limiting the Distribution (12b-1) fee to .10% for Class A shares of the Growth and Income Fund and the Fixed Income Fund and .20% for Class A shares of the New York Tax-Free Bond Fund until April 30, 2002. For the same period, BISYS Fund Services contractually agreed to waive its entire Distribution Fee in respect to Class A shares of International Equity Fund. This arrangement will terminate upon the implementation of the New Adviser Arrangements.

(4) Each HSBC Fund has committed to not pay the Service Organization fee for Class A shares and to limit the fee to .25% for Class B and Class C shares until April 30, 2002. This arrangement will terminate upon the implementation of the New Adviser Arrangements.

(5) The expenses of the HSBC Funds after the implementation of the New Adviser Arrangements reflect aggregate annual operating expenses of the HSBC Fund and its corresponding Master Series.

EXAMPLES

         The examples are intended to help you compare the cost of investing in the HSBC Funds. The examples assume that you invest $10,000 in each Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The examples also assume that your investment has a 5% return each year and that each Fund's operating expenses remain the same except for the expiration of HSBC Fund's fee waivers. The 5% return is an assumption and is not intended to portray past or future investment results. Based on the above assumptions, you would pay the following expenses if you redeem your shares at the end of each period shown. Your actual costs may be higher or lower.


HSBC FUND                                         1 YEAR       3 YEARS       5 YEARS      10 YEARS
---------                                         ------       -------       -------      --------
FIXED INCOME FUND
CLASS A SHARES
     Assuming redemption                           $137          $615         $1119         $2505
CLASS B SHARES
     Assuming redemption                           $628         $1100         $1615         $3489
     Assuming no redemption                        $228          $910         $1615         $3489
CLASS C SHARES
     Assuming redemption                            $             $             $             $
     Assuming no redemption                         $             $             $             $

GROWTH AND INCOME FUND
CLASS A SHARES
     Assuming redemption                           $134          $431          $750         $1652
CLASS B SHARES
     Assuming redemption                           $619          $876         $1159         $2211
     Assuming no redemption                        $219          $676         $1159         $2211
CLASS C SHARES
     Assuming redemption                            $             $             $             $
     Assuming no redemption                         $             $             $             $

INTERNATIONAL EQUITY FUND
CLASS A SHARES
     Assuming redemption                           $178          $952         $1746         $3824
CLASS B SHARES
     Assuming redemption                            $             $             $             $
     Assuming no redemption                         $             $             $             $
CLASS C SHARES
     Assuming redemption                            $             $             $             $
     Assuming no redemption                         $             $             $             $
INSTITUTIONAL CLASS
     Assuming Redemption                           $178          $861         $1568         $3447

NEW YORK TAX-FREE BOND FUND
CLASS A SHARES
     Assuming redemption                           $155          $484          $838         $1833
CLASS B SHARES
     Assuming redemption                           $622          $885         $1175         $2524
     Assuming no redemption                        $222          $685         $1175         $2524
CLASS C SHARES
     Assuming redemption                            $             $             $             $
     Assuming no redemption                         $             $             $             $

                                   PROPOSAL 4
                              ELECTION OF TRUSTEES

         The present Board of Trustees has approved the nomination of the following persons as Trustees of the Trust. Mr. Nicholas Giordano was selected by the current Independent Trustees serving on the Nominating Committee for independent trustees, and approved by the full Board. Mr.
Robert Christian was selected by and approved by the full Board and is considered to be an "interested person" of the Trust, as defined in the 1940 Act, primarily because of his positions with RSMC and its affiliates, as described in the table below. Messrs. Christian and Giordano both presently serve as trustees and/or officers of WT Mutual Fund and WT Investment Trust I.

         If Mr. Christian is elected as a Trustee of the Trust, it is expected that he will be appointed Chairman of the Board of Trustees. Currently, the Chairman of the Board is Mr. Paumgarten. In such capacity, Mr. Paumgarten is entitled to an additional fee for each meeting attended. However, if Mr. Christian is elected to the Board, he will not receive any fees for serving as Chairman of the Board.

         The proxies will vote for the election of the nominees named below unless authority to vote for any or all of the nominees is withheld in the proxy. Messrs. Christian and Giordano have each indicated that he is willing to serve as a Trustee of the Trust. If any or both of these nominees should become unavailable for election due to events not known or anticipated, the persons named as proxies will vote for such other nominee or nominees as the Independent Trustees may recommend. If elected, the nominees will take office at the time the RSMC Agreement takes effect.

         The following table sets forth certain information concerning Messrs. Christian and Giordano:


NAME (AGE)                       PRINCIPAL OCCUPATION AND CURRENT DIRECTORSHIPS
----------                       ----------------------------------------------
ROBERT J. CHRISTIAN (52)         Mr. Christian has been Chief Investment Officer
1100 North Market Street         of Wilmington Trust Company and a Director of
Wilmington, De, 19890            Rodney Square Management Corporation since
                                 1996. Mr. Christian is also Chairman of the
                                 Board of Trustees of WT Investment Trust I
                                 and WT Mutual Fund and has served in such
                                 capacities since 1996. Prior to joining
                                 Wilmington Trust Company, he was Chairman and
                                 Director of PNC Equity Advisors Company, and
                                 President and Chief Investment Officer of PNC
                                 Asset Management Group Inc. from 1994 to
                                 1996. He was Chief Investment Officer of PNC
                                 Bank from 1992 to 1996 and a Director of
                                 Provident Capital Management from 1993 to
                                 1996.

NICHOLAS A. GIORDANO (58)        Mr. Giordano has been a consultant to financial
1755 Governor's Way              services organizations since 1997. He has
Blue Bell, Pa. 19422             been a Trustee of WT Investment Trust I and WT
                                 Mutual Fund since 1999 and of Kalmar Pooled
                                 Investment Trust since 2001. Prior to that,
                                 he served as interim President of LaSalle
                                 University from July 1998 through June 1999.
                                 He also served as president and chief
                                 executive officer of the Philadelphia Stock
                                 Exchange from 1981 through August 1997, and
                                 also served as chairman of the board of the
                                 exchange's two subsidiaries: Stock Clearing
                                 Corporation of Philadelphia and Philadelphia
                                 Depository Trust Company. Before joining the
                                 Philadelphia Stock Exchange, Mr. Giordano
                                 served as chief financial officer at two
                                 brokerage firms from 1968 to 1971. A
                                 certified public accountant, he began his
                                 career at Price Waterhouse in 1965.

         The Trust does not hold regular annual meetings at which Trustees are elected. Information concerning the current Trustees and executive officers of the Trust and committees of the Trustees is contained in Annex D. Also included in Annex D is information regarding the compensation received by each Trustee of the HSBC Funds Complex.

         Each nominee for Trustee is reimbursed for expenses incurred in attending each meeting of the Board of Trustees of the Trust or any committee thereof. Mr. Christian, an officer of RSMC and its affiliates, will not receive compensation as a Trustee. However, Mr. Giordano will receive an annual fee and a fee for attending each regular and special meeting of the Board of Trustees, and each committee meeting.

THE BOARD OF TRUSTEES UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS OF THE TRUST ELECT MESSRS. CHRISTIAN AND GIORDANO TO THE TRUST'S BOARD OF TRUSTEES.

                                 OTHER BUSINESS

         The management of the Trust has no business to bring before the Meeting other than the matters described above. Should any other business be presented at the Meeting, it is the intention of the person named in the accompanying proxy to vote on such matters in accordance with their best judgement.

                              SHAREHOLDER PROPOSALS

         The Trust does not hold annual meetings of shareholders. Accordingly, no anticipated date of the next shareholder meeting can be provided at this time. Shareholders wishing to submit proposals for inclusion in a proxy statement and form of proxy for a subsequent shareholder meeting should send their written proposals to the Secretary of the Trust, 3435 Stelzer Road, Columbus, Ohio 43219. The Trust has not received any shareholder proposals to be presented at this meeting.

                                       By Order of the Board of Trustees

                                       Alaina V. Metz
                                       Assistant Secretary

August ___, 2001

                                     ANNEX A

            INVESTMENT ADVISORY AGREEMENT BETWEEN THE TRUST AND RSMC

                          [TO BE FILED BY AMENDMENT]

                                     ANNEX B

         INVESTMENT ADVISORY AGREEMENT BETWEEN THE MASTER TRUST AND RSMC

                          [TO BE FILED BY AMENDMENT]

                                     ANNEX C

   SUB-ADVISORY AGREEMENT BETWEEN RSMC AND DELAWARE INVESTMENT ADVISERS, LTD.

                                     ANNEX D

              PRESENT TRUSTEES AND EXECUTIVE OFFICERS OF THE TRUST


NAME, ADDRESS AND AGE                POSITION WITH THE TRUST        PRINCIPAL OCCUPATION FOR THE PAST FIVE YEARS
----------------------               -----------------------        --------------------------------------------
HARALD PAUMGARTEN                    Chairman of the Board of       Mr. Paumgarten has been a Managing Director
405 Lexington Avenue                 Trustees                       of Adirondack Capital Group since 1997 and
New York, NY  10017                                                 Chairman of the Board of Trustees of HSBC
Age:  62                                                            Funds Trust and HSBC Mutual Funds Trust since
                                                                    1996. From 1991 to 1997, Mr. Paumgarten was
                                                                    the President of Paumgarten and Company.
                                                                    Prior to that, he was the Advisory Managing
                                                                    Director of Lepercq de Neuflize & Co.
                                                                    Incorporated from 1993 to 1995 and a Director
                                                                    of Price Waterhouse AGO from 1992 to 1993.

JEFFREY J. HAAS                      Trustee                        Mr. Haas has been a Professor of Law with New
155 East 38th Street                                                York Law School since 1996 and a Trustee of
York, NY 10016                                                      HSBC Funds Trust and New HSBC Mutual Funds
Age:  39                                                            Trust since 1999.

RICHARD J. LOOS                      Trustee                        Mr. Loos is retired and has been a Trustee of
19-27 Prospect Ridge                                                the HSBC Funds Trust and HSBC Mutual Funds Trust
Ridgefield, CT  06877                                               since 1999.  From 1995 to 1996 Mr. Loos was
Age:  67                                                            the President of Aspen Capital Management and
                                                                    from 1972 to 1994 he served as a Managing
                                                                    Director of HSBC Asset Management (Americas)
                                                                    Inc.

CLIFTON H.W. MALONEY                 Trustee                        Mr. Maloney has been the President of C.H.W.
49 East 92nd Street                                                 Maloney & Co.  Inc. since 1981 and a Trustee
New York, NY 10128                                                  of HSBC Funds Trust and HSBC Mutual Funds Trust
Age:  63                                                            since 1999.

WALLY GRIMM                          President                      Mr. Grimm has been the Executive Vice President
3435 Stelzer Road                                                   of the Fund Services Division of BISYS Fund
Columbus, OH 43219                                                  Services, Inc. since June 1992.  He also holds
Age:  55                                                            similar positions for other investment companies
                                                                    to which BISYS Fund Services and/or its affiliates
                                                                    provide services.

MARK L. SUTER                        Vice President                 Mr. Suter has been employed with the Fund
3435 Stelzer Road                                                   Services Division of BISYS Fund Services,
Columbus, OH 43219                                                  Inc. since 2000. Prior to that, he was
Age:  34                                                            employed by Seligman Data Corporation as a
                                                                    Vice President in Project Management from
                                                                    February 1999 to January 2000 and a Vice
                                                                    President and a Client Services Division
                                                                    Manager from Jun 1997 to February 1999. Mr.
                                                                    Suter also holds similar positions with other
                                                                    investment companies to which BISYS Fund
                                                                    Services and/or its affiliates provide services.

                                      24


NAME, ADDRESS AND AGE                POSITION WITH THE TRUST        PRINCIPAL OCCUPATION FOR THE PAST FIVE YEARS
----------------------               -----------------------        --------------------------------------------
CHARLES BOOTH                        Vice President                 Mr. Booth has been the Chief Compliance Officer
3435 Stelzer Road                                                   and a Vice President of Fund Administration,
Columbus, OH 43219                                                  Fund Services Division of BISYS Fund Services,
Age:  41                                                            Inc. since 1988.  Mr. Booth also holds similar
                                                                    positions for other investment companies for
                                                                    which BISYS Fund Services and/or its affiliates
                                                                    provide services.

ANTHONY J. FISCHER                   Vice President                 Mr. Fischer has been employed with BISYS Fund
3435 Stelzer Road                                                   Services Inc. in its Client Services, Fund
Columbus, OH 43219                                                  Services Division since 1998. From 1997 to
Age:  42                                                            1998, he was a Director of New Business SEI.
                                                                    Mr. Fischer also holds similar positions for
                                                                    other investment companies for which BISYS Fund
                                                                    Services and/or its affiliates provide services.

NADEEM YOUSAF                        Treasurer                      Ms. Yousaf has been a Director of the Fund
3435 Stelzer Road                                                   Services Division of BISYS Fund Services, Inc.
Columbus, OH 43219                                                  since August 1999. From 1997 to 1999, she was
Age:  32                                                            a director of the Canadian Operations of
                                                                    Investors Bank and Trust. She also holds
                                                                    similar positions for other investment companies
                                                                    for which BISYS Fund Services and/or its
                                                                    affiliates provide services.

STEVEN R. HOWARD                     Secretary                      Mr. Howard has been a partner with the law firm
1285 Avenue of the Americas                                         of Paul, Weiss, Rifkind, Wharton & Garrison since
New York, NY  10019                                                 April 1998.  From 1991 to 1996 he was a partner
Age:  48                                                            of the law firm of Baker & McKenzie.  From 1988
                                                                    to 1991 he was a partner of the law firm of
                                                                    Gaston & Snow.  Mr. Howard has also been the
                                                                    Secretary of HSBC Funds Trust since 1987.

ALAINA V. METZ                       Assistant Secretary            Ms. Metz has been the Chief Administrator of
3435 Stelzer Road                                                   Administration and Regulatory Services of BISYS
Columbus, OH 43219                                                  Fund Services, Inc. since June 1995.  From May
Age:  34                                                            1989 to June 1995, Ms. Metz was the supervisor
                                                                    of the Mutual Fund Legal Department of Alliance
                                                                    Capital Management.  Ms. Metz also holds similar
                                                                    positions for other investment companies for which
                                                                    BISYS Fund Services and/or its affiliates provide
                                                                    services.

         Each Trustee also serves as a member of the Trust's Nominating and Audit Committee. The function of the Nominating Committee is to select and nominate all candidates who are not "interested persons" of the Trust for election to the Trust's Board. The function of the Audit Committee is to review the financial statements of the Trust, the adequacy of internal controls and the accounting procedures of the Trust.

         Each Trustee is entitled to receive from the Trust an annual fee and a fee for attending each regular and special meeting of the Board, and each committee meeting. The Trustees are reimbursed for all out-of-pocket expenses relating to attendance at such meetings. The Chairman of the Trust is entitled to receive an additional fee for each meeting attended.

         The aggregate amounts of compensation payable to each Trustee of the Trust and by all other investment companies of the HSBC Family of Funds for which such person was a Board member (the number of which is set forth in parenthesis next to each Trustee's total compensation from the Fund Complex) during the fiscal year ended December 31, 2000, are set forth below:


                           COMPENSATION TABLE

                                                      TOTAL AGGREGATE                         COMPENSATION
TRUSTEE                                         COMPENSATION FROM THE FUNDS            FROM THE FUND COMPLEX (1)
-------                                         ---------------------------            ---------------------
Richard J. Loos, Trustee                                  $11,573                               $39,500

Harald Paumgarten, Chairman                               $17,021                               $57,000

John Meditz, Trustee (2)                                  $ 8,232                               $29,500

Clifton H.W. Maloney, Trustee                             $ 8,328                               $29,000

Jeffrey Haas, Trustee                                     $11,609                               $39,000

John P. Pfann, Trustee (3)                                $ 4,995                               $17,500

Robert A. Robinson, Trustee (4)                           $ 5,528                               $19,500

      TOTAL                                               $67,286                               $231,000

-----------------------
(1) Each Trustee also served as a Trustee of the HSBC Funds Trust, which is composed of four separate portfolios.

(2)  John Meditz resigned as a Trustee of the Trust, effective July 1, 2001.

(3)  John P. Pfann resigned as a Trustee of the Trust, effective November 8,
     2000.

(4) Robert A. Robinson resigned as a Trustee of the Trust, effective November 8, 2000.

                                     ANNEX E

                         ADVISORY AGREEMENT FEE SCHEDULE

----------------------------------------------------------------------------------------------------------------------------
  ANNUAL RATES (BASED ON           TOTAL ASSETS FOR THE MOST     AGGREGATE NET FEES PAID TO      WAIVERS FOR THE MOST
 AVERAGE DAILY NET ASSETS)         RECENTLY COMPLETED FISCAL         RSMC FOR THE MOST            RECENTLY COMPLETED
                                      YEAR - JUNE 30, 2001       RECENTLY  COMPLETED FISCAL          FISCAL YEAR -
                                                                   YEAR - JUNE 30, 2001              JUNE 30, 2001
----------------------------------------------------------------------------------------------------------------------------
Intermediate Bond Series                  $108,331,113                    $336,968                      $108,377
----------------------------------------------------------------------------------------------------------------------------

International Multi-Manager                          $                           $                             $
Series
----------------------------------------------------------------------------------------------------------------------------
Large Cap Core Series                                $                           $                             $
----------------------------------------------------------------------------------------------------------------------------
Municipal Bond Series                      $22,758,740                     $65,288                       $64,304
----------------------------------------------------------------------------------------------------------------------------
Premier Money Market Series               $632,548,955                  $1,202,341                      $342,356
----------------------------------------------------------------------------------------------------------------------------
Prime Money Market Series               $2,538,222,948                           $                   $10,433,544
----------------------------------------------------------------------------------------------------------------------------
Short/Intermediate Bond Series            $140,029,661                    $505,219                       $84,213
----------------------------------------------------------------------------------------------------------------------------
Small Cap Core Series                                $                           $                             $
----------------------------------------------------------------------------------------------------------------------------
Tax-Exempt Series                         $479,796,347                           $                    $2,394,803
----------------------------------------------------------------------------------------------------------------------------
U.S. Government Series                  $1,216,228,891                           $                    $4,519,119
----------------------------------------------------------------------------------------------------------------------------

                                     ANNEX F

               SECURITY OWNERSHIP OF CERTAIN OWNERS AND MANAGEMENT

         The following table sets forth, as of the Record Date, the record ownership of each HSBC Fund's issued and outstanding common stock by each 5% or greater shareholder. The Trust has no knowledge regarding beneficial ownership.

PORTFOLIO                NAME AND ADDRESS OF RECORD OWNER         AMOUNT OF RECORD  OWNERSHIP          PERCENT OF STOCK
---------                --------------------------------         ---------------------------          ----------------
FIXED INCOME FUND        Donaldson Lufkin Jenrette                            14,727.328                    5.1780%
CLASS A SHARES           Securities Corporation Inc.
                         P.O. Box 2052
                         Jersey City, NJ 07303

                         HSBC Bank USA TTEE                                   83,368.933                   29.3118%
                         Moog Inc SSOP Daily
                         P.O. Box 1329
                         Buffalo, NY 14240

                         HSBC Bank USA                                        77,728.258                   27.3286%
                         One HSBC Center 17th Fl
                         Buffalo, NY 14203

FIXED INCOME FUND        Donaldson Lufkin Jenrette                            39,825.625                   49.4566%
CLASS B SHARES           Securities Corporation Inc.
                         P.O. Box 2052
                         Jersey City, NJ 07303

FIXED INCOME FUND        Donaldson Lufkin Jenrette                            53,860.881                   98.6969%
CLASS C SHARES           Securities Corporation Inc.
                         P.O. Box 2052
                         Jersey City, NJ 07303

GROWTH AND INCOME FUND   HSBC Bank USA                                        56,953.454                    6.2192%
CLASS A SHARES           Sanwa Financial Prod 401K Daily
                         P.O. Box 1329
                         Buffalo, NY 14240

                         HSBC Bank USA                                        236,231.274                  25.7961%
                         One HSBC Center 17th Fl
                         Buffalo, NY 14203

GROWTH AND INCOME FUND   Donaldson Lufkin Jenrette                             5,191.190                   72.0842%
CLASS C SHARES           Securities Corporation Inc.
                         P.O. Box 2052
                         Jersey City, NJ 07303


PORTFOLIO                NAME AND ADDRESS OF RECORD OWNER         AMOUNT OF RECORD  OWNERSHIP          PERCENT OF STOCK
---------                --------------------------------         ---------------------------          ----------------
INTERNATIONAL EQUITY     Donaldson Lufkin Jenrette                             5,413,184                   21.607%
FUND                     Securities Corporation Inc.
CLASS A SHARES           P.O. Box 2052
                         Jersey City, NJ 07303

                         Paul M. Dudney                                        6,681.266                   26.6688%
                         Tophill Crosskeys
                         Seven Oaks Kent England, 205 TN13

INTERNATIONAL EQUITY     Donaldson Lufkin Jenrette                             2,518.629                   75.2171%
FUND                     Securities Corporation Inc.
CLASS B SHARES           P.O. Box 2052
                         Jersey City, NJ 07303

INTERNATIONAL EQUITY     REHO Co                                              69,261.259                   45.8409%
FUND                     COM Trust Co
INSTITUTIONAL CLASS      P.O. Box 1377
                         Buffalo, NY 14240

                         HSBC Bank USA                                        81,828.054                   54.1583%
                         One HSBC Center 17th Fl.
                         Buffalo, NY 14203

NEW YORK TAX-FREE BOND   Balsa & Co                                           100,956.696                   5.4774%
FUND                     Chase Manhattan Bank
CLASS A SHARES           Quality Assurance Department
                         P.O. Box 2558
                         Houston, TX 77252

NEW YORK TAX-FREE BOND   Donaldson Lufkin Jenrette                            48,807.925                   30.2283%
FUND                     Securities Corporation Inc.
CLASS B SHARES           P.O. Box 2052
                         Jersey City, NJ 07303

NEW YORK TAX-FREE BOND   Donaldson Lufkin Jenrette                            27,541.489                   94.3765%
FUND                     Securities Corporation Inc.
CLASS C SHARES           P.O. Box 2052
                         Jersey City, NJ 07303


                                     ANNEX G

               DIRECTORS AND PRINCIPAL EXECUTIVE OFFICERS OF RSMC


NAME                          POSITION WITH RSMC              PRINCIPAL OCCUPATION
----                          ------------------              --------------------
Robert J. Christian           Director, President, and        Mr. Christian has been Chief Investment Officer of
                              Chief Operating Officer         Wilmington Trust Company ("WTC") and a Director of Rodney
                                                              Square Management Corporation since 1996. Mr. Christian
                                                              is also Chairman of the Board of Trustees of WT
                                                              Investment Trust I and WT Mutual Fund and has served in
                                                              such capacities since 1996. Prior to joining Wilmington
                                                              Trust Company, he was Chairman and Director of
                                                              PNC Equity Advisors Company, and President and Chief
                                                              Investment Officer of PNC Asset Management Group Inc.
                                                              from 1994 to 1996. He was Chief Investment Officer of
                                                              PNC Bank from 1992 to 1996 and a Director of Provident
                                                              Capital Management from 1993 to 1996.

E. Matthew Brown              Director                        Mr. Brown has been employed with RSMC and/or one of
                                                              its affiliates since October of 1996.  From 1993
                                                              through 1996, he was the Chief Investment Officer of
                                                              PNC Bank, Delaware.

Eric K. Cheung                Director                        Mr. Cheung has been a Vice President of RSMC since
                                                              1986.  From 1978 to 1986 he was the Fund Manager for
                                                              fixed income assets of the Meritor Financial Group.
                                                              Since 1991, Mr. Cheung has been the Division Manger,
                                                              Fixed Income Products at WTC.

Joseph M. Fahey, Jr.          Director, Vice President and    Mr. Fahey has been a Vice President of RSMC since
                              Secretary                       1992.  He has been a Director and Secretary of RSMC
                                                              since 1986 and was an Assistant Vice President from
                                                              1988 to 1992.

Clayton M. Albright           Vice President                  Mr. Albright has been employed with RSMC or one of its
                                                              affiliates since 1976. He has been a portfolio
                                                              manager since 1987.

Dominick J. D'Eramo, CFA      Vice President                  Mr. D'Eramo has been employed by RSMC and/or one of
                                                              its affiliates since 1986. Currently, he is a
                                                              portfolio manager.

Lisa More                     Vice President                  Ms. More has been employed by RSMC and/or one of its
                                                              affiliates since 1988.

Thomas J. Neale               Vice President                  Mr. Neale has been employed by RSMC and/or one of its
                                                              affiliates since 1986 as a portfolio manager.

Rafael E. Tamargo             Vice President                  Mr. Tamargo has been employed by RSMC and/or one of its
                                                              affiliates since 1996 as an equities analyst.

Scott W. Edmonds              Assistant Vice President        Mr. Edmonds has been employed by RSMC and/or one of its
                                                              affiliates since 1989 as a portfolio manager.

                                FIXED INCOME FUND
                       a series of HSBC Mutual Funds Trust

        PROXY FOR A SPECIAL MEETING OF SHAREHOLDERS ON                2001

                      THIS PROXY IS SOLICITED ON BEHALF OF
                  THE BOARD OF TRUSTEES HSBC MUTUAL FUNDS TRUST

The undersigned hereby appoint(s) Walter B. Grimm and Jill M. Mizer or any one or more of them, proxies, with full power of substitution, to vote all shares of the Fixed Income Fund (the "Fund") which the undersigned is entitled to vote at the Special Meeting of Shareholders of the Fund to be held at the offices of the Fund at 3435 Stelzer Road, Columbus, Ohio, on
2001 at 10:00 a.m., local time, and at any adjournment thereof.

You may indicate your vote by placing an "x" in the appropriate box below.

THE BOARD OF TRUSTEES RECOMMENDS A VOTE "FOR" THE FOLLOWING PROPOSALS:

1. Approval of new Interim Investment Advisory Agreement between HSBC Mutual Funds Trust, on behalf of the Fund, and Rodney Square Management Corporation.

     FOR    [  ]        AGAINST  [  ]        ABSTAIN  [  ]

     Approval of new Investment Advisory Agreement between WT Investment Trust I, on behalf of Fixed Income Series, and Rodney Square Management Corporation.

     FOR    [  ]        AGAINST  [  ]        ABSTAIN  [  ]

3.   Approval of change of fundamental investment policy.

     FOR    [  ]        AGAINST  [  ]        ABSTAIN  [  ]

4.   Election of Mr. Robert J. Christian to the Board Trustees.

     FOR    [  ]        AGAINST  [  ]        ABSTAIN  [  ]

     Election of Mr. Nicholas A. Giordano to the Board of Trustees.

     FOR    [  ]        AGAINST  [  ]        ABSTAIN  [  ]

5. Transaction of such other business as may properly come before the Meeting or any adjournment(s) thereof.

This Proxy is solicited on behalf of the Board of Trustees, and when properly executed, will be voted as specified. If no specification is made, shares held by the undersigned will be case FOR Proposal 1 and FOR Proposal 3 and FOR the election of all nominees for Trustees. If any other matters properly come before the meeting of which the Trustees were not aware a reasonable time before the solicitation, the undersigned hereby authorizes proxy holders to vote in their discretion on such matters. The undersigned acknowledges receipt of the Notice of Meeting and Proxy Statement dated August ___, 2001.

PLEASE VOTE, DATE AND SIGN THIS PROXY AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE. This proxy must be signed exactly as your name(s) appears hereon. If as an attorney, executor, guardian or in some representative capacity or as an officer of a corporation, please add titles as such.


---------------------------         --------------
Signature                           Date

---------------------------         --------------
Signature (if held jointly)         Date

                             GROWTH AND INCOME FUND
                       a series of HSBC Mutual Funds Trust

        PROXY FOR A SPECIAL MEETING OF SHAREHOLDERS ON              2001

                      THIS PROXY IS SOLICITED ON BEHALF OF
                  THE BOARD OF TRUSTEES HSBC MUTUAL FUNDS TRUST

The undersigned hereby appoint(s) Walter B. Grimm and Jill M. Mizer or any one or more of them, proxies, with full power of substitution, to vote all shares of the Growth and Income Fund (the "Fund") which the undersigned is entitled to vote at the Special Meeting of Shareholders of the Fund to be held at the offices of the Fund at 3435 Stelzer Road, Columbus, Ohio, on
2001 at 10:00 a.m., local time, and at any adjournment thereof.

You may indicate your vote by placing an "x" in the appropriate box below.

THE BOARD OF TRUSTEES RECOMMENDS A VOTE "FOR" THE FOLLOWING PROPOSALS:

1. Approval of new Interim Investment Advisory Agreement between HSBC Mutual Funds Trust, on behalf of the Fund, and Rodney Square Management Corporation.

     FOR    [  ]        AGAINST  [  ]        ABSTAIN  [  ]

     Approval of new Investment Advisory Agreement between WT Investment Trust I, on behalf of Growth and Income Series, and Rodney Square Management Corporation.

     FOR    [  ]        AGAINST  [  ]        ABSTAIN  [  ]

3.   Approval of change of fundamental investment policy.

     FOR    [  ]        AGAINST  [  ]        ABSTAIN  [  ]

4.   Election of Mr. Robert J. Christian to the Board Trustees.

     FOR    [  ]        AGAINST  [  ]        ABSTAIN  [  ]

     Election of Mr. Nicholas A. Giordano to the Board of Trustees.

     FOR    [  ]        AGAINST  [  ]        ABSTAIN  [  ]

5. Transaction of such other business as may properly come before the Meeting or any adjournment(s) thereof.

This Proxy is solicited on behalf of the Board of Trustees, and when properly executed, will be voted as specified. If no specification is made, shares held by the undersigned will be case FOR Proposal 1 and FOR Proposal 3 and FOR the election of all nominees for Trustees. If any other matters properly come before the meeting of which the Trustees were not aware a reasonable time before the solicitation, the undersigned hereby authorizes proxy holders to vote in their discretion on such matters. The undersigned acknowledges receipt of the Notice of Meeting and Proxy Statement dated August ___, 2001.

PLEASE VOTE, DATE AND SIGN THIS PROXY AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE. This proxy must be signed exactly as your name(s) appears hereon. If as an attorney, executor, guardian or in some representative capacity or as an officer of a corporation, please add titles as such.

---------------------------         --------------
Signature                           Date

---------------------------         --------------
Signature (if held jointly)         Date

                            INTERNATIONAL EQUITY FUND
                       a series of HSBC Mutual Funds Trust

        PROXY FOR A SPECIAL MEETING OF SHAREHOLDERS ON                2001

                      THIS PROXY IS SOLICITED ON BEHALF OF
                  THE BOARD OF TRUSTEES HSBC MUTUAL FUNDS TRUST

The undersigned hereby appoint(s) Walter B. Grimm and Jill M. Mizer or any one or more of them, proxies, with full power of substitution, to vote all shares of the International Equity Fund (the "Fund") which the undersigned is entitled to vote at the Special Meeting of Shareholders of the Fund to be held at the offices of the Fund at 3435 Stelzer Road, Columbus, Ohio, on
               2001 at 10:00 a.m., local time, and at any adjournment thereof.

You may indicate your vote by placing an "x" in the appropriate box below.

THE BOARD OF TRUSTEES RECOMMENDS A VOTE "FOR" THE FOLLOWING PROPOSALS:

1. Approval of new Investment Advisory Agreement between HSBC Mutual Funds Trust, on behalf of the Fund, and Rodney Square Management Corporation.

     FOR    [  ]        AGAINST  [  ]        ABSTAIN  [  ]

     Approval of new Investment Advisory Agreement between WT Investment Trust I, on behalf of International Equity Series, and Rodney Square Management Corporation.

     FOR    [  ]        AGAINST  [  ]        ABSTAIN  [  ]

2. Approval of new Sub-Advisory Agreement between Rodney Square Management Corporation and Delaware International Advisers, Ltd.

     FOR    [  ]        AGAINST  [  ]        ABSTAIN  [  ]

3.   Approval of change of fundamental investment policy.

     FOR    [  ]        AGAINST  [  ]        ABSTAIN  [  ]

4.   Election of Mr. Robert J. Christian to the Board Trustees.

     FOR    [  ]        AGAINST  [  ]        ABSTAIN  [  ]

     Election of Mr. Nicholas A. Giordano to the Board of Trustees.

     FOR    [  ]        AGAINST  [  ]        ABSTAIN  [  ]

5. Transaction of such other business as may properly come before the Meeting or any adjournment(s) thereof.

                     (Continued and to be signed on reverse)

This Proxy is solicited on behalf of the Board of Trustees, and when properly executed, will be voted as specified. If no specification is made, shares held by the undersigned will be case FOR Proposal 1, FOR Proposal 2, FOR Proposal 3 and FOR the election of all nominees for Trustees. If any other matters properly come before the meeting of which the Trustees were not aware a reasonable time before the solicitation, the undersigned hereby authorizes proxy holders to vote in their discretion on such matters. The undersigned acknowledges receipt of the Notice of Meeting and Proxy Statement dated August ___, 2001.

PLEASE VOTE, DATE AND SIGN THIS PROXY AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE. This proxy must be signed exactly as your name(s) appears hereon. If as an attorney, executor, guardian or in some representative capacity or as an officer of a corporation, please add titles as such.

---------------------------         --------------
Signature                           Date

---------------------------         --------------
Signature (if held jointly)         Date

                           NEW YORK TAX-FREE BOND FUND
                       a series of HSBC Mutual Funds Trust

        PROXY FOR A SPECIAL MEETING OF SHAREHOLDERS ON                2001

                      THIS PROXY IS SOLICITED ON BEHALF OF
                  THE BOARD OF TRUSTEES HSBC MUTUAL FUNDS TRUST

The undersigned hereby appoint(s) Walter B. Grimm and Jill M. Mizer or any one or more of them, proxies, with full power of substitution, to vote all shares of the New York Tax-Free Bond Fund (the "Fund") which the undersigned is entitled to vote at the Special Meeting of Shareholders of the Fund to be held at the offices of the Fund at 3435 Stelzer Road, Columbus, Ohio, on
              2001 at 10:00 a.m., local time, and at any adjournment thereof.

You may indicate your vote by placing an "x" in the appropriate box below.

THE BOARD OF TRUSTEES RECOMMENDS A VOTE "FOR" THE FOLLOWING PROPOSALS:

1. Approval of new Investment Advisory Agreement between HSBC Mutual Funds Trust, on behalf of the Fund, and Rodney Square Management Corporation.

     FOR    [  ]        AGAINST  [  ]        ABSTAIN  [  ]

     Approval of new Investment Advisory Agreement between WT Investment Trust I, on behalf of New York Tax-Free Bond Series, and Rodney Square Management Corporation.

     FOR    [  ]        AGAINST  [  ]        ABSTAIN  [  ]

3.   Approval of change of fundamental investment policy.

     FOR    [  ]        AGAINST  [  ]        ABSTAIN  [  ]

4.   Election of Mr. Robert J. Christian to the Board Trustees.

     FOR    [  ]        AGAINST  [  ]        ABSTAIN  [  ]

     Election of Mr. Nicholas A. Giordano to the Board of Trustees.

     FOR    [  ]        AGAINST  [  ]        ABSTAIN  [  ]

5. Transaction of such other business as may properly come before the Meeting or any adjournment(s) thereof.

This Proxy is solicited on behalf of the Board of Trustees, and when properly executed, will be voted as specified. If no specification is made, shares held by the undersigned will be case FOR Proposal 1 and FOR Proposal 3 and FOR the election of all nominees for Trustees. If any other matters properly come before the meeting of which the Trustees were not aware a reasonable time before the solicitation, the undersigned hereby authorizes proxy holders to vote in their discretion on such matters. The undersigned acknowledges receipt of the Notice of Meeting and Proxy Statement dated August ___, 2001.

PLEASE VOTE, DATE AND SIGN THIS PROXY AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE. This proxy must be signed exactly as your name(s) appears hereon. If as an attorney, executor, guardian or in some representative capacity or as an officer of a corporation, please add titles as such.

---------------------------         --------------
Signature                           Date

---------------------------         --------------
Signature (if held jointly)         Date